Exhibit 10.1

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED BECAUSE IT IS NOT MATERIAL AND OF A TYPE THAT PMGC HOLDINGS INC. TREATS AS PRIVATE OR CONFIDENTIAL. SUCH REDACTED PORTIONS ARE INDICATED WITH “[***].”

THIRD AMENDMENT

To

LICENSE AGREEMENT

This THIRD AMENDMENT TO LICENSE AGREEMENT (“Third Amendment”) is entered and made effective as the date of last signature (the “Third Amendment Effective Date”), by and between:

(a)	Northstrive Biosciences Inc., f/k/a Elevai Biosciences, Inc. (a subsidiary of PMGC Holdings, Inc. f/k/a Elevai Labs, Inc., “PMGC”) with an office at 120 Newport Center Drive, Suite 250, Newport Beach, California 92660, U.S.A (“Northstrive”); and

(b)	MOA Life Plus Co., Ltd., a corporation duly organized and existing under Korean law, with its head office at A-7F U-Tower, 767, Sinsu-ro, Suji-gu, Yongin-si, Gyeonggi-do, 16827, Korea (hereinafter referred to as “MOA”).

WHEREAS, PMGC and MOA entered into that certain License Agreement dated April 30, 2024 (the “Original Agreement”);

WHEREAS, PMGC assigned the Original Agreement to Northstrive pursuant to that certain Assignment and Assumption Agreement dated February 28, 2025 (accordingly all references to Elevai set forth in this Third Amendment are understood to refer to Northstrive);

WHEREAS, Northstrive and MOA entered into that First Amendment to License Agreement in March 2025 under which the licensed “Field” was expanded to include uses in animal health (the “First Amendment”);

WHEREAS, Northstrive and MOA entered into that Second Amendment to License Agreement on May 12, 2025 to further amend the Original Agreement to specify the application, and non-application, of definitions and provisions relating the expanded Field of animal health; and

WHEREAS, Northstrive and MOA now wish to further clarify and amend the Original Agreement as set forth in this Third Amendment, in regard to the achievement of milestones for the Field of human health under Section 1.20(a) and timelines for making accompanying milestone payments.

NOW THEREFORE, in consideration of the mutual covenants of the parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	All capitalized terms used, but not otherwise defined, in this Third Amendment shall have the same meaning given to them in the Original Agreement. All references to “Agreement” in the Original Agreement and this Third Amendment are deemed to include the First Amendment and this Third Amendment.

2.	Exhibit C (Development Milestones) is hereby amended and restated in its entirety to state the following:

EXHIBIT C Development Milestones

[***]
Initiation of pre-clinical IND-enabling study	[***]
Submission to FDA of an IND	[***]
Initiation of a Phase 1 Clinical Trial	[***]
Initiation of a Phase 2 Clinical Trial	[***]
Initiation of a Phase 3 Clinical Trial	[***]
Obtain Marketing Approval from FDA	[***]

Notwithstanding the foregoing development milestones, and solely with respect to the Licensed Product designated BLS-M22, the Parties acknowledge that Northstrive may, based on its scientific assessment and regulatory strategy, determine that initiation of a Phase 1 clinical trial is not required prior to initiation of a Phase 2 clinical trial. In such event, Northstrive will be excused from satisfying the development milestone for Initiation of a Phase 1 Clinical Trial with respect to BLS-M22 upon providing MOA with written documentation, reasonably acceptable to MOA, demonstrating the scientific, preclinical, or regulatory basis supporting direct initiation of a Phase 2 clinical trial for such Compound. Upon MOA’s written acknowledgement of such documentation, not to be unreasonably withheld, conditioned, or delayed, Northstrive’s obligations with respect to the achievement of the Initiation of a Phase 1 Clinical Trial development milestone for BLS-M22 shall be waived to reflect direct progression to Phase 2 clinical trial with such Compound. For clarity, and consistent with Section 4.3, in the event of Northstrive’s initiation of a Phase 2 clinical trial for BLS-M22 without having first initiated a Phase 1 clinical trial (as permitted under this amended Exhibit C), Northstrive’s development milestone payment obligation with respect to the Initiation of a Phase 1 Clinical Trial shall be paid along with the milestone payment due for Northstrive’s initiation of a Phase 2 clinical trial.

3.	The following Section 4.5 (Third Amendment Consideration) is hereby added to Article 4 of the Agreement:

4.5        Third Amendment Consideration. Upon execution of the Third Amendment, and within thirty (30) days after the Third Amendment Effective Date, PMGC shall pay to MOA a one-time, non-creditable, and non-refundable amendment fee of [***].

4.	This Third Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. In addition, signatures affixed and transmitted electronically will be effective in all respects and treated the same as original hand-written signatures placed on hard copies.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties have executed this Third Amendment and cause it to be effective as of the Third Amendment Effective Date.

NORTHSTRIVE BIOSCIENCES, INC.		MOA Life Plus Co., Ltd.

By:	/s/ Graydon Bensler	By:	/s/ Tiger Yoon

Print Name:	Graydon Bensler	Print Name:	Tiger Yoon

Title:	Chief Executive Officer	Title:	COO

Date:	3-23-2026	Date:	3-24-2026